                                                                      EXHIBIT 10

                           REVOLVING PROMISSORY NOTE
                                 (this "Note")
                                        ----

 ==============================================================================
| U.S. $6,000,000.00                             | August 6, 1997 (the "Date") |
|                                                |                      ----   |
|________________________________________________|_____________________________|
| ACCOUNT NUMBER:  | NOTE NUMBER:   | RENEWAL CODE:   | TELLER:   | OFFICER:   |
| 012-0296210      | ___________    | N               | KRP       | DTD        |
  =============================================================================


  FOR VALUE RECEIVED, DTM CORPORATION ("Borrower"), promises to pay to the order
                                        --------
of TEXAS COMMERCE BANK NATIONAL ASSOCIATION ("Bank") on or before June 1, 1998,
                                              ----
at its office at 712 Main Street, P.O. Box 2558, Houston, Harris County, Texas 77252-2558, or at such other location as Bank may designate, in immediately available funds SIX MILLION AND NO/100THS UNITED STATES DOLLARS (U.S. $6,000,000.00) (the "Maximum Amount of Note") or the aggregate unpaid amount of all advances hereunder, whichever is less. Borrower will also pay interest on the unpaid principal balance outstanding from time to time at a rate per annum equal to the lesser of (i) the sum of the Prime Rate (as hereinafter defined) from time to time in effect plus three-quarters of one percent (3/4%), (the

"Stated Rate") or (ii) the maximum nonusurious rate of interest from time to
------------
time permitted by applicable law, (the "Highest Lawful Rate").  If the Stated
                                        -------------------
Rate at any time exceeds the Highest Lawful Rate, the actual rate of interest to accrue on the unpaid principal amount of this Note will be limited to the Highest Lawful Rate, but any subsequent reductions in the Stated Rate due to reductions in the Prime Rate will not reduce the interest rate payable upon the unpaid principal amount of this Note below the Highest Lawful Rate until the total amount of interest accrued on this Note equals the amount of interest which would have accrued if the Stated Rate had at all times been in effect.

  "Prime Rate" means the rate determined from time to time by Bank as its prime
   ----------
rate. The Prime Rate shall change automatically from time to time without notice to Borrower or any other person. THE PRIME RATE IS A REFERENCE RATE AND MAY NOT BE BANK'S LOWEST RATE.

  If Texas law determines the Highest Lawful Rate, Bank has elected the "indicated" (weekly) ceiling as defined in the Texas Credit Code or any successor statute. Bank may from time to time, as to current and future balances, elect and implement any other ceiling under such Code and/or revise the index, formula or provisions of law used to compute the rate on this open-end account by notice to Borrower, if and to the extent permitted by, and in the manner provided in such Code.

  Each advance must be at least FIFTY THOUSAND AND NO/100THS UNITED STATES DOLLARS (U.S. $50,000.00) unless the amount available for borrowing under this
Note is less.

  Accrued and unpaid interest is due and payable monthly, beginning on September 1, 1997, and continuing on the first day of each month thereafter and at maturity when all unpaid principal and accrued and unpaid interest is finally due and payable.

  Interest will be computed on the basis of the actual number of days elapsed and a year comprised of 360 days, unless such calculation would result in a usurious interest rate, in which case such interest will be calculated on the basis of a 365 or 366 day year, as the case may be.

  All past-due principal and interest on this Note will, at Bank's option, bear interest at the Highest Lawful Rate, or if applicable law does not provide for a maximum nonusurious rate of interest, at a rate per annum equal to 18%.

  In addition to all principal and accrued interest on this Note, Borrower agrees to pay: (a) all reasonable costs and expenses incurred by Bank and all owners and holders of this Note in collecting this Note through probate, reorganization, bankruptcy or any other proceeding; and (b) reasonable attorney's fees if and when this Note is placed in the hands of an attorney for collection.

  Borrower and Bank intend to conform strictly to applicable usury laws. Therefore, the total amount of interest (as defined under applicable law) contracted for, charged or collected under this Note will never exceed the Highest Lawful Rate. If Bank contracts for, charges or receives any excess interest, it will be deemed a mistake. Bank will automatically reform the contract or charge to conform to applicable law, and if excess interest has been received, Bank will either refund the excess to Borrower or credit the excess on the unpaid principal amount of this Note. All amounts constituting interest will be spread throughout the full term of this Note in determining whether interest exceeds lawful amounts.

  The unpaid principal balance of this Note at any time will be the total amounts advanced by Bank, less the amount of all payments or prepayments of principal. Absent evidence of error, the records of Bank will be conclusive as to amounts owed. Subject to the terms and conditions of this Note and the Loan Documents, Borrower may use all or any part of the credit provided for herein at any time before the maturity of this Note and may borrow, repay and reborrow. There is no limitation on the number of advances made so long as the total unpaid principal amount at any time outstanding does not exceed the Maximum Amount of Note.

  Borrower may at any time pay the full amount or any part of this Note without the payment of any premium or fee. Any partial prepayment will be in the amount of FIFTY THOUSAND AND NO/100THS UNITED STATES DOLLARS (U.S. $50,000.00), or an integral multiple thereof. All payments may, at Bank's sole option, be applied to accrued interest, to principal, or to both.

  "Loan Document" means this Note and any document or instrument evidencing,
   -------------
securing, guaranteeing or given in connection with this Note including, but not limited to that certain Credit Agreement (Borrowing Base) of even date herewith entered into by and between Borrower and Bank (as may be amended from time to time, the "Credit Agreement"). "Obligations" means all principal, interest and
            ----------------      -----------
other amounts which are or become owing under this Note or any other Loan Document. "Obligor" means Borrower and any guarantor, surety, co-signer,
            -------
general partner or other person who may now or hereafter be obligated to pay all or any part of the Obligations. Where appropriate the neuter gender includes the feminine and the masculine and the singular number includes the plural number.

  If any Event of Default (as defined in the Credit Agreement) occurs, then Bank may do any or all of the following: (i) cease making advances hereunder; (ii) declare the Obligations to be immediately due and payable, without notice of acceleration or of intention to accelerate, presentment and demand or protest or notice of any kind, all of which are hereby expressly waived; (iii) set off, in any order, against the Obligations any debt owing by Bank to any Obligor, including, but not limited to, any deposit account, which right is hereby granted by each Obligor to Bank; and (iv) exercise any and all other rights under the Loan Document, at law, in equity or otherwise.

  No waiver of any default is a waiver of any other default. Bank's delay in exercising any right or power under any Loan Document is not a waiver of such right or power.

  Each Obligor severally waives notice, demand, presentment for payment, notice of nonpayment, notice of intent to accelerate, notice of acceleration, protest, notice of protest, and the filing of suit and diligence in collecting this Note and all other demands and notices, and consents and agrees that its liabilities and obligations will not be released or discharged by any or all of the following, whether with or without notice to it or any other Obligor, and whether before or after the stated maturity hereof: (i) extensions of the time of payment; (ii) renewals; (iii) acceptances of partial payments; (iv) releases or substitutions of any collateral or any Obligor; and (v) failure, if any, to perfect or maintain perfection of any security interest in any collateral. Each Obligor agrees that acceptance of any partial payment will not constitute a waiver and that waiver of any default will not constitute waiver of any prior or subsequent default. Borrower represents and agrees that: all advances evidenced by this Note are and will be for business, commercial, investment or other similar purpose and not primarily for personal, family, or household use as such terms are used in Chapter One of the Texas Credit Code.

  Borrower represents and agrees that each of the following statements is true:
(i) No advances will be used primarily for agricultural purposes as such term is used in the Texas Credit Code. (ii) No advances will be used for the purpose of purchasing or carrying any margin stock as that term is defined in Regulation U of the Board of Governors of the Federal Reserve System (the "Board").
                                                              -----
Notwithstanding anything contained herein or in any other Loan Document, if this is a consumer credit obligation (as defined or described in 12 C.F.R. 227, Regulation AA, promulgated by the Board), the security for this credit obligation will not extend to any non-possessory security interest in household goods (as defined in Regulation AA) other than a purchase money security interest, and no waiver of any notice contained herein or therein will extend to any waiver of notice prohibited by Regulation AA.

  Chapter 15 of the Texas Credit Code shall not apply to this Note or to any advance evidenced by this Note.

  This Note is governed by Texas law. If any provision of this Note is illegal or unenforceable, that illegality or unenforceability will not affect the remaining provisions of this Note. BORROWER AND BANK AGREE THAT THIS NOTE WILL BE PERFORMED IN THE COUNTY IN WHICH BANK'S PRINCIPAL OFFICE IS LOCATED IN TEXAS AND THAT SUCH COUNTY IS PROPER VENUE FOR ANY ACTION OR PROCEEDING BROUGHT BY BORROWER OR BANK, WHETHER IN CONTRACT, TORT, OR OTHERWISE. ANY ACTION OR PROCEEDING AGAINST BORROWER MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT IN SUCH COUNTY TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW. TO THE EXTENT PERMITTED BY APPLICABLE LAW BORROWER HEREBY IRREVOCABLY (A) SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURTS, AND (B) WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT OR THAT ANY SUCH COURT IS AN INCONVENIENT FORUM. BORROWER AGREES THAT SERVICE OF PROCESS UPON IT MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, AT ITS ADDRESS SPECIFIED BELOW. BANK MAY SERVE PROCESS IN ANY OTHER MANNER

                               Page 2 of 3 Pages

PERMITTED BY LAW AND MAY BRING ANY ACTION OR PROCEEDING AGAINST BORROWER OR WITH RESPECT TO ANY OF ITS PROPERTY IN COURTS IN OTHER PROPER JURISDICTIONS OR VENUES.

  For purposes of this Note, any assignee or subsequent holder of this Note will be considered the "Bank," and each successor to Borrower will be considered the "Borrower."

  Each Borrower and cosigner represents that if it is not a natural person, it is duly organized and validly existing and in good standing under the laws of the jurisdiction of its organization; has all power and authority to conduct its business as presently conducted; and is duly qualified to do business and in good standing in each jurisdiction in which the nature of the business conducted by it makes such qualification required by law. Each Borrower and cosigner that is subject to the Texas Revised Partnership Act ("TRPA") agrees that Bank is not
                                                  ----
required to comply with Section 3.05(d) of the TRPA and agrees that Bank may proceed directly against one or more partners or their property without first seeking satisfaction from partnership property. Each Borrower and cosigner represents that if it conducts business under an assumed business or professional name it has properly filed Assumed Name Certificate(s) in the office(s) required by Chapter 36 of the Texas Business and Commerce Code. Each of the persons signing below as Borrower or cosigner represents that he/she has full requisite power and authority to execute and deliver this Note to Bank on behalf of the party for whom he/she signs and to bind such party to the terms and conditions of this Note and that this Note is enforceable against such party.

  NO COURSE OF DEALING BETWEEN BORROWER AND BANK, NO COURSE OF PERFORMANCE, NO TRADE PRACTICES, AND NO EXTRINSIC EVIDENCE OF ANY NATURE MAY BE USED TO CONTRADICT OR MODIFY ANY TERM OF THIS NOTE OR ANY OTHER LOAN DOCUMENT.

  THIS NOTE AND THE OTHER WRITTEN LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

IN WITNESS WHEREOF, Borrower has executed this Note effective as of the Date.

ADDRESS OF BORROWER:   1611 Headway Circle Building 2
                       Austin, Travis County, TX  78754

BORROWER: DTM CORPORATION


By:
   ----------------------------------------------------------------------------
Name:
     --------------------------------------------------------------------------
Title:
      -------------------------------------------------------------------------
Date:
     --------------------------------------------------------------------------


BANK: TEXAS COMMERCE BANK NATIONAL ASSOCIATION


By:
   ----------------------------------------------------------------------------
Name:
     --------------------------------------------------------------------------
Title:
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Date:
     --------------------------------------------------------------------------

                               Page 3 of 3 Pages

                               CREDIT AGREEMENT
                               ----------------
                               (BORROWING BASE)

THIS CREDIT AGREEMENT (as amended, restated and supplemented from time to time, this "Agreement") by and between DTM CORPORATION ("Borrower") and TEXAS COMMERCE
      ---------                                    --------
BANK NATIONAL ASSOCIATION ("Bank") is dated as of August 6, 1997 (the "Effective
                            ----
Date").

1.  THE LOANS.
    ---------

REVOLVING CREDIT NOTE 1.1 Subject to the terms and conditions hereof, Bank agrees to make loans ("Loan" or "Loans") to Borrower from time to time before
                       ----      -----
the Termination Date, not to exceed at any one time outstanding the lesser of the Borrowing Base or $6,000,000.00; provided, that if the Borrower's EBITDA
                                     ---------
before capitalized expenses and SAR expenses for any quarter is ever less than $1,000,000.00, the maximum amount available to the Borrower hereunder for such quarter shall be limited to $3,000,000.00 (the "Commitment"). Borrower has the
                                                ----------
right to borrow, repay and reborrow. Each Loan must be at least $50,000.00 or the balance of the Commitment, whichever is less and each repayment must be at least $50,000.00 or the principal balance of the Note, whichever is less. The Loans may only be used for working capital for the Borrower. Chapter 15 of the Texas Credit Code will not apply to this Agreement, the Note or any Loan. The Loans will be evidenced by, and will bear interest and be payable as provided in, the promissory note of Borrower dated the Effective Date (together with any and all renewals, extensions, modifications and replacements thereof and substitutions therefor, the "Note"). "Termination Date" means the earlier of:
                             ----      ----------------
(a) June 1, 1998; or (b) the date specified by Bank pursuant to Section 6.1
                                                                -----------
hereof.

BORROWING BASE  1.2  The Borrowing Base will be the amount shown as the
                         --------------
BORROWING BASE on the most recent Borrowing Base Report, subject to verification by Bank and calculated using the eligibility criteria, borrowing base factors and dollar ceilings for various components specified in the attached Exhibit A.1
                                                                     -----------
or Exhibit A.2, as applicable, incorporated herein by reference.
   -----------

REQUIRED PAYMENT 1.3 If the unpaid amount of the Loans at any time exceeds the Borrowing Base then in effect, Borrower must make a payment on the Note in an amount sufficient to reduce the unpaid principal balance of the Note to an amount no greater than the Borrowing Base. Such payment shall be due concurrently with the Borrowing Base Report. If the Borrower's EBITDA before capitalized expenses and SAR expenses for any quarter is ever less than $1,000,000.00, Borrower must make a payment on the Note in an amount sufficient to reduce the unpaid principal balance of the Note to an amount no greater than $3,000,000.00.

COMMITMENT FEE  1.4   Borrower will pay a commitment fee (computed on the basis
of the actual number of days elapsed in a year comprised of 360 days) of 1/4% per annum on the daily average difference between the Commitment and the principal balance of the Note, from the date hereof to the Termination Date. The Commitment fee is due and payable quarterly in arrears. In addition, in consideration of the Commitment, Borrower agrees to pay a fee in the amount of $37,500.00 (Borrower has already paid Bank $30,000.00 of such fee at the execution of that certain commitment letter dated April 30, 1997 delivered by Bank to Borrower).

PAST DUE AMOUNTS 1.5 Amounts past due to Bank in connection with the Loan Documents will bear interest from its due date until paid at the Highest Lawful Rate unless the applicable Loan Document provides otherwise.

CAPITAL ADEQUACY 1.6 If Bank determines after the date of this Agreement that any change in applicable laws, rules or regulations regarding capital adequacy, or any change in the interpretation or administration thereof by any appropriate governmental agency, or compliance with any request or directive to Bank regarding capital adequacy (whether or not having the force of law) of any such agency, increases the capital required to be maintained with respect to the Loan or Note and therefore reduces the rate of return on Bank's capital below the level Bank could have achieved but for such change or compliance (taking into consideration Bank's policies with respect to capital adequacy), then Borrower will pay to Bank from time to time, within 15 days of Bank's request, any additional amount required to compensate Bank for such reduction as applied to the Loan. Bank will request any additional amount by delivering to Borrower a certificate of Bank setting forth the amount necessary to compensate Bank. The certificate will be conclusive and binding, absent evidence of error. Bank may make any assumptions, and may use any allocations of costs and expenses and any averaging and attribution methods, which Bank in good faith finds reasonable provided that such allocations and methods are applied to all similarly situated borrowers.

2.  CONDITIONS PRECEDENT.
    --------------------

ALL LOANS 2.1 Bank is not obligated to make any Loan unless: (a) Borrower has given notice under Section 4.10 to all Account Debtors; (b) Bank has received the following, duly executed and in Proper Form: (1) copy of Borrower's investment policy; (2) a Borrowing Base Report within the time required by this Agreement; (2) a Request for Loan, substantially in the form of Exhibit B, not
                                                                ---------
later than one (1) Business Day before the date (which shall also be a Business
Day) of the proposed Loan; provided however, Bank may accept and act upon verbal advance requests received from Borrower's representative reasonably believed by Bank to be authorized to make such requests; and (3) a Borrowing Base Report within the time required by this Agreement; (4) such other documents as Bank reasonably may require; (c) no Event of Default exists or an event which with the passage of time or the giving of notice would become an Event of Default;
(d) the making of the Loan is not prohibited by, or subjects Bank to any penalty or onerous condition under any Legal Requirement; and (e) prior to the Bank's funding of the first Loan under the Commitment, the results of an asset audit by the Bank have been found to be acceptable to the Bank in its sole judgment. Furthermore, the Bank is not obligated to make any Loan that would result in the aggregate Loans outstanding under the Commitment exceeding $3,000,000.00 unless the results of an asset audit by the Bank (to be performed by the Bank no less frequently than semi-annually) have been found to be acceptable to the Bank in its sole judgment. Bank expressly reserves the right following any such asset audit to reasonably re-classify any Account as an ineligible Account for purposes of determining the Borrowing Base at any time when there are Loans outstanding under the Commitment in an aggregate amount of $3,000,000.00 or more.

FIRST LOAN 2.2 In addition to the matters described in the preceding section, Bank will not be obligated to make the first Loan unless: (a) Bank has received all of the Loan Documents specified on Annex I in Proper Form; and (b)
                                       -------
Borrower's assets have been audited by the Bank and determined acceptable by the Bank in its discretion.

3.  REPRESENTATIONS AND WARRANTIES.  To induce Bank to enter into this Agreement
    ------------------------------
and to make the Loans, Borrower represents and warrants as of the Effective Date and the date of each request for a Loan that each of the following statements is true and correct in all material respects:

ORGANIZATION AND STATUS 3.1 Borrower and each Subsidiary of Borrower is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization; has all power and authority to conduct its business as presently conducted, and is duly qualified to do business and in good standing in each jurisdiction in which the nature of the business conducted by it makes such qualification required by law. Borrower has no Subsidiary other than those listed on Annex II and each Subsidiary is owned by Borrower in
                           --------
the percentage set forth on Annex II.
                            --------

FINANCIAL STATEMENTS 3.2 All financial statements delivered to Bank are complete and correct in all material respects and fairly present, in accordance with generally accepted accounting principles, consistently applied ("GAAP"),
                                                                      ----
the financial condition and the results of operations of Borrower and each Subsidiary of Borrower on a consolidated basis as at the dates and for the periods indicated. No material adverse change has occurred in the assets, liabilities, financial condition, business or affairs of Borrower or any Subsidiary of Borrower since the dates of such financial statements. Since the date of the most recent consolidated financial statements of the Borrower and its Subsidiaries delivered to the Bank, there has been no change in the condition, financial or otherwise, of the Borrower and its consolidated Subsidiaries taken as a whole as shown on the consolidated balance sheet as of such date except changes in the ordinary course of business, none of which individually or in the aggregate has been materially adverse.

ENFORCEABILITY 3.3 The Loan Documents are legal, valid and binding obligations of the Parties enforceable in accordance with their respective terms, except as may be limited by bankruptcy, insolvency and other similar laws affecting creditors' rights generally. The execution, delivery and performance of the Loan Documents have all been duly authorized by all necessary action; are within the power and authority of the Parties; do not and will not violate any Legal Requirement, the Organizational Documents of the Parties or any agreement or instrument binding or affecting the Parties or any of their respective Property.

COMPLIANCE 3.4 Borrower and each Subsidiary of Borrower has filed all applicable tax returns and paid all taxes shown thereon to be due, except those for which extensions have been obtained and those which are being contested in good faith and for which adequate reserves have been established. Borrower and each Subsidiary of Borrower is in compliance with all applicable Legal Requirements which are material to the Borrower and each Subsidiary of Borrower on a consolidated basis. Neither Borrower nor any Subsidiary of Borrower is in default in the payment of any other material indebtedness or under any other material agreement to which it is a party. Borrower has obtained all consents of and registered with all Governmental Authorities or other Persons required to execute, deliver and perform the Loan Documents.

LITIGATION 3.5 Except as previously disclosed to Bank in writing, there is no litigation or administrative proceeding pending or, to the knowledge of Borrower, threatened against, nor any outstanding judgment, order or decree affecting Borrower or any Subsidiary of Borrower before or by any Governmental Authority.

TITLE AND RIGHTS 3.6 Borrower and each Subsidiary of Borrower has good and marketable title to its material Property, free and clear of any Lien except for Liens permitted by this Agreement and the other Loan Documents. Except as otherwise expressly stated in the Loan Documents or permitted by this Agreement, the Liens of the Loan Documents will constitute prior Liens on the Collateral described therein. Borrower and each Subsidiary of Borrower possesses all material permits, licenses, patents, trademarks and copyrights required to conduct its business. All material easements, rights-of-way and other rights necessary to maintain and operate Borrower's Property have been obtained and are in full force and effect.

REGULATION U; BUSINESS PURPOSE 3.7 None of the proceeds of any Loan will be used to purchase or carry, directly or indirectly, any margin stock or for any other purpose which would make this credit a "purpose credit" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System. All Loans will be used for business, commercial, investment or other similar purpose and not primarily for personal, family, or household use or primarily for agricultural purposes as such terms are used in Chapter One of the Texas Credit Code.

ENVIRONMENT 3.8 Borrower and each Subsidiary of Borrower have complied with applicable material Legal Requirements in each instance in which any of them have generated, handled, used, stored or disposed of any hazardous or toxic waste or substance, on or off its premises (whether or not owned by any of them). Neither Borrower nor any Subsidiary of Borrower has any material contingent liability for non-compliance with environmental or hazardous waste laws. Neither Borrower nor any Subsidiary of Borrower has received any notice that it or any of its Property or operations does not comply with, or that any Governmental Authority is investigating its compliance with, any environmental or hazardous waste laws.

INVESTMENT COMPANY ACT/PUBLIC UTILITY HOLDING COMPANY ACT 3.9 Neither Borrower nor any Subsidiary of Borrower is an "investment company" within the meaning of the Investment Company Act of 1940 or a "holding company" or an "affiliate" of a "holding company" or a "public utility" within the meaning of the Public Utility Holding Company Act of 1935, as amended.


4.  AFFIRMATIVE COVENANTS.  Borrower agrees to do, and if necessary cause to be
    ---------------------
done, and cause its Subsidiaries (except where indicated otherwise) to do, each of the following:

CORPORATE FUNDAMENTALS 4.1 (a) Pay when due all material taxes and governmental charges of every kind upon it or against its income, profits or Property, unless and only to the extent that the same shall be contested in good faith and adequate reserves have been established therefor; (b) Renew and keep in full force and effect all of its licenses, permits and franchises which are material to the operation of its business; (c) Do all things reasonably necessary to preserve its corporate existence and its qualifications in all jurisdictions where such qualification is necessary or required; (d) Comply with all applicable material Legal Requirements; and (e) Protect, maintain and keep in good repair its material Property and make all replacements and additions to its material Property as may be reasonably necessary to conduct its business.

INSURANCE 4.2 Maintain insurance with such reputable financially sound insurers, on such of its material Property, in such amounts and against such risks as is customary with similar Persons or as may be reasonably required by Bank, and furnish Bank satisfactory evidence thereof promptly upon request. These insurance provisions are cumulative of the insurance provisions contained in Section 6 of the Security Agreement - Accounts and Inventory. Bank must be named as a beneficiary, loss payee or additional insured of such insurance as its interest may appear and Borrower must provide Bank with copies of the policies of insurance and a certificate of the insurer that the insurance required by this section may not be canceled, reduced or materially affected in any manner without 30 days' prior written notice to Bank.

FINANCIAL INFORMATION/BORROWING BASE REPORT  4.3   Furnish to Bank in Proper
Form (i) the financial statements prepared in conformity with GAAP on a consolidated basis and the other information described in, and within the times required by, Exhibit C, Reporting Requirements, Financial Covenants and
             ---------
Compliance Certificate attached hereto and incorporated herein by reference;
(ii) the Borrowing Base Report substantially in the form of, and within the time required by, Exhibit A.1 or Exhibit A.2, as applicable, (at the time of an
             -----------    -----------
advance or as long as debt is outstanding) along with the other information required by Exhibit A.1 or Exhibit A.2, as applicable, to be submitted; (iii)
            -----------    -----------
within the time required by Exhibit C, Exhibit C signed and certified by the
                            ---------  ---------
chief financial officer or president of Borrower; (iv) promptly after such request is submitted to the appropriate Governmental Authority, any request for waiver of funding standards or extension of amortization periods with respect to any employee benefit plan; and (v) such other information relating to the financial condition and affairs of the Borrower and guarantors and their Subsidiaries as Bank may reasonably request from time to time in its discretion.

MATTERS REQUIRING NOTICE 4.4 Notify Bank immediately, upon acquiring knowledge of (a) the institution or threatened institution of any lawsuit or administrative proceeding which, if adversely determined, would reasonably be likely to adversely affect Borrower and its Subsidiaries on a consolidated basis; (b) any material adverse change in the assets, liabilities, financial condition, business or affairs of Borrower and its Subsidiaries on a consolidated basis; (c) any Event of Default or an event which with the passage of time or the giving of notice would become an Event of Default; (d) any material reportable event or any prohibited transaction in connection with any employee benefit plan; or (e) the filing of any financing statement in connection with any purchase money security interest and/or the execution of any purchase money security interest security agreements.

INSPECTION 4.5 So long as debt is outstanding, the Borrower will permit Bank and its affiliates to inspect and photograph the Borrower's Property, to examine and copy the Borrower's files, books and records, and to discuss its affairs with the Borrower's officers and accountants (provided that Bank shall have first obtained Borrower's consent to discuss its affairs with Borrower's accounts, such consent shall not be unreasonably withheld by Borrower), at such times and intervals and to such extent as Bank reasonably desires, but in no event shall Borrower's assets be audited by the Bank less frequently than semi-annually.

ASSURANCES 4.6 Borrower shall promptly execute and deliver any and all further agreements, documents, instruments, and other writings that Bank may reasonably request to cure any defect in the execution and delivery of any Loan Document.

CERTAIN CHANGES 4.7 Notify Bank at least 30 days prior to the date that any of the Parties changes its name or the location of its chief executive office or principal place of business or the place where Borrower keeps its books and records or the location of any material portion of its inventory and/or work in process.

UNENCUMBERED FOREIGN ACCOUNTS 4.8 The Borrower shall not have more than $3,000,000.00 in unencumbered foreign accounts receivable at any time without prior written consent from the Bank.

LOCKBOX PROCESSING AGREEMENT/COLLECTION ACCOUNT 4.9 A. (i) Execute and deliver to Bank a Lockbox Processing Agreement in Proper Form, together with Lockbox Processing Instructions substantially in the form of Exhibit E attached hereto,
                                                     ---------
provided however that should there be a conflict between the terms of this Agreement and the Lockbox Processing Agreement or the Terms and Conditions of the Collection Account or the Lockbox Processing Instructions, the terms of this Agreement shall govern. (ii) Establish a deposit account styled Texas Commerce Bank National Association DTM Corporation Borrowing

Base Accounts Receivable ("Collection Account") at Borrower's sole expense into which all revenues, money checks and income, howsoever evidenced, received by Borrower and its non-foreign Subsidiaries (a non-foreign Subsidiary is a Subsidiary formed and existing under the laws of the United States of America) will be deposited and maintain Borrower's demand deposit account #099-2276-7461 with the Bank (the "Deposit Account"). (iii) Deliver, or cause to be delivered
                    ------- -------
directly to the Bank for deposit to the Collection Account, all revenues, monies, checks, drafts income and proceeds of Accounts received by Borrower or any of its non-foreign subsidiaries or by others on behalf of Borrower or any of its non-foreign subsidiaries with such collections on the Accounts accompanied by sufficient information to identify the invoice to which such collections relate; (iv) To the best of Borrower's ability, cause each Account Debtor to make all payments due to Borrower or any of its non-foreign Subsidiaries by check payable to Borrower or any of its non-foreign subsidiaries and to mail or deliver the checks to the Lockbox, for deposit to the Collection Account; (v) Take all action as Bank may reasonably request to permit Bank to have continuous domain and control over the Lockbox and Collection Account. B. Accounts. Bank
                                                               --------
shall have full right and authority at any time to notify and direct any Account Debtor of Borrower and any non-foreign Subsidiary to deliver all payments directly to Bank for deposit into the Collection Account. Bank shall have the sole right to make withdrawals from, and to administer the Collection Account in accordance with the terms of the Loan Documents. Any collections on account of any Accounts received directly by Borrower or any non-foreign Subsidiary of Borrower shall be received in trust for the benefit of Bank, segregated from other funds of Borrower and/or any such non-foreign Subsidiary and paid over to Bank in same form as received with any endorsement to be held in the Collection Account. At any time when the Borrower's quarterly EBITDA before Capitalized Expenses and SAR Expenses was equal to or less than $1,000,000.00 for the immediately preceding quarter, Bank shall be entitled to daily apply all collected deposits in the Collection Account first to the principal amount of the Loans, then to interest on the Loans, then to fees and expenses and other amounts owing to Bank and any excess after such application shall be maintained in the Collection Account. In the event that there shall be a zero balance on the Note, then for each such day that the Note has a zero balance the Bank will daily deposit all collections deposited into the Collection Account into the Deposit Account. C. Power of Attorney. Borrower hereby appoints Bank as
                    -----------------
Borrower's attorney-in-fact and grants Bank full right and authority to supply any necessary endorsement on checks and drafts received, including endorsing Borrower's name thereon as appropriate and to forward such items for collection in normal course and deposit the proceeds thereof. This power of attorney is irrevocable, shall survive the dissolution or liquidation of Borrower, and is deemed coupled with an interest. This power of attorney shall terminate only at such times as all Obligations have been paid in full. Termination of the power of attorney shall not affect the validity of any acts performed by the Bank pursuant to the power of attorney prior to termination. D. Grant of Security
                                                            -----------------
Interest.  In accordance with the Loan Documents, Borrower assigns and pledges
--------
to Bank, and grants to Bank a security interest in, all of Borrower's right, title and interest in and to the Collection Account, and all certificates and instruments, if any, from time to time representing or evidencing the Collection Account; and all proceeds of any and all of the foregoing.

NOTICE OF ACCOUNT DEBTORS 4.10 Send to each Account Debtor written instructions in the form previously delivered and approved by Bank, to remit all payments and remittances in respect to the Accounts directly to the Lockbox.

5.  NEGATIVE COVENANTS.  The Borrower will not, and no Subsidiary of Borrower
    ------------------
(except where indicated otherwise) will:

INDEBTEDNESS 5.1 Create, incur, or permit to exist, or assume or guarantee, directly or indirectly, or become or remain liable with respect to, any Indebtedness, contingent or otherwise unless there is a permitted amount set forth in Exhibit C, without prior written consent of Bank except: (a)
         ---------                                        ------
Indebtedness to Bank, or secured by Liens permitted by this Agreement, or otherwise approved in writing by Bank, and renewals and extensions (but not increases) thereof; (b) current accounts payable and unsecured current liabilities, not the result of borrowing, to vendors, suppliers and Persons providing services, for expenditures for goods and services normally required by it in the ordinary course of business and on ordinary trade terms, payroll taxes, sales taxes and other such taxes incurred in the ordinary course of business; and (c) additional Indebtedness in an amount not to exceed $500,000.00, including additional Indebtedness up to $250,000.00 incurred by the Borrower's German Subsidiary (DTM Corporation GMbH).

LIENS 5.2 Create or permit to exist any Lien upon any of its Property now owned or hereafter acquired, or acquire any Property upon any conditional sale or other title retention device or arrangement or any purchase money security agreement; or in any manner directly or indirectly sell (except
                                                                        ------
for the sale of inventory and/or replaced, obsolete equipment in the ordinary course of Borrower's business), assign, pledge or otherwise transfer any of its accounts or other Property, without prior written consent of Bank except: (a)
                                                                  ------
Liens, not for borrowed money, arising in the ordinary course of business; (b) Liens for taxes not delinquent or being contested in good faith by appropriate proceedings; (c) Liens in effect on the date hereof and disclosed to Bank in writing or identified on the Borrower's Form S-1, so long as neither the indebtedness secured thereby nor the Property covered thereby increases; (d) Liens existing on the assets of a corporation at the time such corporation initially becomes a Subsidiary; (e) Liens on any of Borrower's Property in an amount not to exceed $500,000.00; (f) Liens in favor of Bank, or otherwise approved in writing by Bank; (g) any extension, renewal or replacement of any Lien permitted by the preceding subsections (a) through (f), so long as neither the Indebtedness secured thereby nor the Property covered thereby increases. Notwithstanding anything to the contrary herein, Borrower will not, and no Subsidiary of Borrower will permit any Lien (occurring outside of the ordinary course of Borrower's business or any such Subsidiary's business) on any inventory that secures the Loans unless Bank shall provide Borrower with Bank's prior written consent.

FINANCIAL AND OTHER COVENANTS 5.3 Fail to comply with the required financial covenants and other covenants described, and calculated as set forth, in Exhibit
                                                                         -------
C.  Unless otherwise provided on Exhibit C, all such amounts and ratios will be
-                                ---------
calculated: (a) on the basis of GAAP; and (b) on a consolidated basis. Compliance with the requirements of Exhibit C will be determined as of the dates
                                    ---------
of the financial statements to be provided to Bank.

CORPORATE CHANGES 5.4 In any single transaction or series of transactions, directly or indirectly: (a) liquidate or dissolve; (b) be a party to any merger or consolidation or make any acquisition except for companies in similar lines
                                         ------
of business if: (x) the merger or acquisition is in the form of equity and not debt; (y) the Borrower is in compliance with this Agreement on a pro forma and post acquisition/merger basis; and (z) the Bank has granted prior written approval to such merger or acquisition; (c) sell or dispose of any interest in any of its Subsidiaries, or permit any of its Subsidiaries to issue any additional equity other than to Borrower; or (d) sell, convey or lease all or any substantial part of its assets, except for sale of inventory in the ordinary
                                    ------
course of business, and/or the sale of up to 10% of the book value of Borrower's fixed assets.

RESTRICTED PAYMENTS  5.5  Unless otherwise permitted on Exhibit C, at any time:
                                                        ---------
(a) redeem, retire or otherwise acquire, directly or indirectly, any shares of its capital stock or other equity interest; (b) declare or pay any dividend without prior written consent of Bank (except stock dividends and dividends paid
                                       ------
to Borrower); or (c) make any other distribution or contribution of any Property or cash or obligation to owners of an equity interest or to a Subsidiary in their capacity as such except to the extent necessary to reimburse such equity
                       ------
owners for any expenses actually incurred by such equity owners on behalf of the Borrower and except to Subsidiaries as necessary to cover normal operating costs
             ------
of such Subsidiary.

NATURE OF BUSINESS 5.6 Materially change the nature of its business or enter into any business which is substantially different from the business in which it is presently engaged.

AFFILIATE TRANSACTIONS 5.7 Enter into any transaction or agreement with any Affiliate except upon terms not materially less favorable to Borrower than those obtainable from wholly unrelated sources.

LOANS AND INVESTMENTS 5.8 Make any advance, loan, extension of credit, or capital contribution to or investment in, or purchase, any stock, bonds, notes, debentures, or other securities of, any Person, except as provided in Borrower's investment policy in effect as of the Effective Date and as provided to Bank under Section 2.1 (or as otherwise provided in the Loan Documents).

CHANGE IN LOCKBOX 5.9 Instruct or otherwise agree to permit any Account Debtor to remit payments to any account, lockbox or other location other than the Lockbox.

6.  EVENTS OF DEFAULT AND REMEDIES.
    ------------------------------
EVENTS OF DEFAULT  6.1  Each of the following is an "Event of Default":
                                                    ------------------

(a) Any Obligor fails to pay any principal of or interest on the Note or any other obligation under any Loan Document as and when due or within three (3) Business Days following notice from the Bank to the Borrower; or

(b) Any Obligor or any Subsidiary of Borrower fails to pay at maturity, or within any applicable period of grace, any principal of or interest on any other borrowed money obligation or fails to observe or perform any material term, covenant or agreement contained in any capital lease agreement to which it is a party, involving more than $500,000.00 in the aggregate and the same shall not have been cured within fifteen (15) days following notice by the Bank; or

(c) To the best of the Borrower's knowledge, any representation or warranty made in connection with any Loan Document was incorrect, false or misleading in any material respect when made; or

(d) Any Obligor violates any material covenant contained in any Loan Document and fifteen (15) days have elapsed since such violation occurred; or

(e) Final judgment for the payment of money is rendered against Obligor or any Subsidiary of Borrower and remains undischarged for a period of 30 days during which execution is not effectively stayed; or

(f) The sale, encumbrance or abandonment (except as otherwise expressly permitted by this Agreement) of any of the Collateral or the making of any levy, seizure, garnishment, sequestration or attachment thereof or thereon; or the loss, theft, substantial damage, or destruction of any material portion of such Property; or

(g) Any order is entered in any proceeding against Borrower or any Subsidiary of Borrower decreeing the dissolution, liquidation or split-up thereof, and such order shall remain in effect for 30 days; or

(h) Any Obligor or any subsidiary of Borrower makes a general assignment for the benefit of creditors or shall petition or apply to any tribunal for the appointment of a trustee, custodian, receiver or liquidator of all or any substantial part of its business, estate or assets or shall commence any proceeding under any bankruptcy, insolvency, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect; or any such petition or application shall be filed or any such proceeding shall be commenced against any Obligor or any subsidiary of Borrower and the Obligor or such subsidiary by any act or omission shall indicate approval thereof, consent thereto or acquiescence therein, or an order shall be entered appointing a trustee, custodian, receiver or liquidator of all or any substantial part of the assets of any Obligor or any subsidiary of Borrower or granting relief to any Obligor or any subsidiary of Borrower or approving the petition in any such proceeding, and such order shall remain in effect for more than 30 days; or any Obligor or any subsidiary of Borrower shall fail generally to pay its debts as they become due or suffer any writ of attachment or execution or any similar process to be issued or levied against it or any substantial part of its property which is not released, stayed, bonded or vacated within 30 days after its issue or levy; or

(i) Any Obligor or any Subsidiary of Borrower conceals or removes any part of its Property, with intent to hinder, delay or defraud any of its creditors, makes or permits a transfer of any of its Property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law; or makes any transfer of its Property to or for the benefit of a creditor at a time when other creditors similarly situated have not been paid; or

(j) Any Obligor that is not an individual dissolves.

IF EVENT OF DEFAULT OCCURS, then Bank may do any or all of the following: (1) declare the Obligations to be immediately due and payable without notice of acceleration or of intention to accelerate, presentment and demand or protest, all of which are hereby expressly waived; (2) without notice to any Obligor, terminate the Commitment and accelerate the Termination Date; (3) set off, in any order, against the indebtedness of Borrower under the Loan Documents any debt owing by Bank to Borrower (whether such debt is owed individually or jointly), including, but not limited to, any deposit account, which right is hereby granted by Borrower to Bank; and (4) exercise any and all other rights pursuant to the Loan Documents, at law, in equity or otherwise. Notwithstanding anything contained herein to the contrary, the Bank shall have no obligation to make any additional Loans to the Borrower under the Commitment following any Event of Default and during any Cure Period therefor.

REMEDIES CUMULATIVE 6.2 No remedy, right or power of Bank is exclusive of any other remedy, right or power now or hereafter existing by contract, at law, in equity, or otherwise, and all remedies, rights and powers are cumulative.

7.  MISCELLANEOUS.
    -------------

NO WAIVER 7.1 No waiver of any default or Event of Default will be a waiver of any other default or Event of Default. No failure to exercise or delay in exercising any right or power under any Loan Document will be a waiver thereof, nor shall any single or partial exercise of any such right or power preclude any further or other exercise thereof or the exercise of any other right or power. The making of any Loan during either the existence of any default or Event of Default, or subsequent to the occurrence of an Event of Default will not be a waiver of any such default or Event of Default. No amendment, modification or waiver of any Loan Document will be effective unless the same is in writing and signed by the Person against whom such amendment, modification or waiver is sought to be enforced. No notice to or demand on any Person shall entitle any Person to any other or further notice or demand in similar or other circumstances.

NOTICES 7.2 Any consent, waiver, notice, demand, request or other instrument required or permitted to be given under the Loan Documents shall be in writing and be deemed to have been properly given and shall be effective (a) when delivered, if delivered in person, (b) four Business Days after being deposited in the United States mail, provided it is sent certified or registered, return receipt requested, postage prepaid, or (c) upon actual receipt if delivered by hand delivery or by air express courier, addressed as set forth below:

IF TO THE BANK:                               IF TO THE BORROWER:
ATTN:  DONNA TANNER DAY                       ATTN:  PRESIDENT, CEO OR CFO
TEXAS COMMERCE BANK NATIONAL ASSOCIATION      DTM CORPORATION
700 LAVACA                                    1611 HEADWAY CIRCLE
AUSTIN, TEXAS  78789                          BUILDING 2
                                              AUSTIN, TEXAS  78754

Either party may change its address for notices by notice in the manner set forth above.

GOVERNING LAW/ARBITRATION 7.3 (a) UNLESS OTHERWISE SPECIFIED THEREIN, EACH LOAN DOCUMENT IS GOVERNED BY TEXAS LAWS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. To the maximum extent permitted by law, any controversy or claim arising out of or relating to the Loans or any Loan Document, including but not limited to any claim based on or arising from an alleged tort or an alleged breach of any agreement contained in any of the Loan Documents, shall, at the request of any party to the Loan or Loan Documents (either before or after the commencement of judicial proceedings), be settled by mandatory and binding arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association (the "AAA Rules") and pursuant to Title 9 of
                                       ---------
the United States Code, or if Title 9 does not apply, the Texas General Arbitration Act. In any arbitration proceeding: (i) all statutes of limitations which would otherwise be applicable shall apply; and (ii) the proceeding shall be conducted in the city in which the office of Bank originating the Loans is located, by a single arbitrator if the amount in controversy is $1 million or less, or by a panel of three arbitrators if the amount in controversy (including but not limited to all charges, principal, interest fees and expenses) is over $1 million. Arbitrators are empowered to resolve any controversy by summary rulings substantially similar to summary judgments and motions to dismiss. Arbitrators may order discovery conducted in accordance with the Federal Rules of Civil Procedures. All arbitrators will be selected by the process of appointment from a panel, pursuant to the AAA Rules. Any award rendered in the arbitration proceeding will be final and binding absent evidence of error, and judgment upon any such award may be entered in any court having jurisdiction.

(b) If any party to the Loan or Loan Documents files a proceeding in any court to resolve any controversy or claim, such action will not constitute a waiver of the right of such party or a bar to the right of any other party to seek arbitration under the provisions of this Section or that of any other claim or controversy, and the court shall, upon motion of any party to the proceeding, direct that the controversy or claim be arbitrated in accordance with this Section.

(c) No provision of, or the exercise of any rights under, this Section shall limit or impair the right of any party to the Loan Documents before, during or after any arbitration proceeding to: (i) exercise self-help remedies including but not limited to setoff or repossession; (ii) foreclose any Lien on or security interest in any Collateral; or (iii) obtain relief from a court of competent jurisdiction to prevent the dissipation, damage, destruction, transfer, hypothecation, pledging or concealment of assets or Collateral including, but not limited to attachments, garnishments, sequestrations, appointments of receivers, injunctions or other relief to preserve the status quo.

(d) To the maximum extent permitted by applicable law and the AAA Rules, neither Bank nor any Obligor or any Affiliate, officer, director, employee, attorney, or agent of either shall have any liability with respect to, and Bank and each Obligor waives, releases, and agrees not to sue any of them upon, any claim for any special, indirect, incidental and consequential damages suffered or incurred by such Person in connection with, arising out of, or in any way related to, this Agreement or any of the other Loan Documents. Each of Bank and each Obligor waives, releases, and agrees not to sue each other or any of their Affiliates, officers, directors, employees, attorneys, or agents for punitive damages in respect of any claim in connection with, arising out of, or in any way related to, this Agreement or any of the other Loan Documents, or any of the transactions contemplated by this Agreement or any of the other Loan Documents. Nothing contained herein, however, shall be construed as a waiver of any Obligor's or the Bank's right to compel arbitration of disputes pursuant to subparagraphs (a) and (b), above.

(e) Nothing herein shall be considered a waiver of the right or protections afforded Bank by 12 U.S.C. 91, Texas Banking Code Art. 342-609 or any similar statute.

(f) Each party agrees that any other party may proceed against any other liable Person, jointly or severally, or against one or more of them, less than all, without impairing rights against any other liable Persons. A party shall not be required to join the principal Obligor or any other liable Persons (e.g., sureties or guarantors) in any proceeding against any Person. A party may release or settle with one or more liable Persons as the party deems fit without releasing or impairing right to proceed against any Persons not so released.

SURVIVAL; PARTIES BOUND; TERM OF AGREEMENT 7.4 All representations, warranties, covenants and agreements made by or on behalf of Borrower in the Loan Documents will survive the execution and delivery of the Loan Documents; will not be affected by any investigation made by any Person, and will bind Borrower and the successors, trustees, receivers and assigns of Borrower and will benefit the successors and assigns of the Bank; provided that Bank's
                                                     --------
agreement to make Loans to Borrower will not inure to the benefit of any successor or assign of Borrower. Except as otherwise provided herein, the term of this Agreement will be until the later of the final maturity of the Note and the full and final payment of all Obligations and all amounts due under the Loan Documents.

DOCUMENTARY MATTERS 7.5 This Agreement may be executed in several identical counterparts, on separate counterparts; each counterpart will constitute an original instrument, and all separate counterparts will constitute but one and the same instrument. The headings and captions in the Loan Documents have been included solely for convenience and should not be considered in construing the Loan Documents. If any provision of any Loan Document is invalid, illegal or unenforceable in any respect under any applicable law, the remaining provisions will remain effective. The Loans and all other obligations and indebtedness of Borrower to Bank are entitled to the benefit of the Loan Documents.

EXPENSES 7.6 Any provision to the contrary notwithstanding, and whether or not the transactions contemplated by this Agreement are consummated, Borrower agrees to pay on demand all out-of-pocket expenses (including, without limitation, the fees and expenses of counsel for Bank) in connection with the negotiation, preparation, execution, filing, recording, modification, supplementing and waiver of the Loan Documents and the making, servicing and collection of the Loans. Borrower agrees to pay Bank's standard (i) Documentation Preparation and Processing Fee for preparation and negotiation of this Agreement to execution, in an amount not to exceed $2,000.00; (ii) lockbox processing fees; (iii) account maintenance fees for the Collection Account; and (iv) any expenses of collection or other expenses incurred by Bank in connection with the maintenance of the Collection Account, shall be reimbursed by Borrower to Bank at customary fee rates charged by the Bank for the services. Bank may obtain reimbursement by causing other depository accounts of Borrower at Bank to be charged from time to time therefor. The obligations of Borrower under this and the following section will survive the termination of this Agreement. Notwithstanding anything contained herein to the contrary, Borrower's cost for each semi-annual field audit shall not exceed $2,500.00.

INDEMNIFICATION 7.7 BORROWER AGREES TO INDEMNIFY, DEFEND AND HOLD BANK HARMLESS FROM AND AGAINST ANY AND ALL LOSS, LIABILITY, OBLIGATION, DAMAGE, PENALTY, JUDGMENT, CLAIM, DEFICIENCY AND EXPENSE (INCLUDING INTEREST, PENALTIES, ATTORNEYS' FEES AND AMOUNTS PAID IN SETTLEMENT) TO WHICH BANK MAY BECOME SUBJECT ARISING OUT OF OR BASED UPON THE LOAN DOCUMENTS, OR ANY LOAN, OR THE RECEIPT, HANDLING, PAYMENT AND APPLICATION OF THE MONIES RECEIVED IN CONNECTION WITH THE COLLECTION ACCOUNT, INCLUDING THAT RESULTING FROM BANK'S OWN NEGLIGENCE, EXCEPT
                                                                         ------
AND TO THE EXTENT CAUSED BY BANK'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

USURY NOT INTENDED 7.8 Borrower and Bank intend to conform strictly to applicable usury laws. Therefore, the total amount of interest (as defined under applicable law) contracted for, charged or collected under this Agreement or any other Loan Document will never exceed the Highest Lawful Rate. If Bank contracts for, charges or receives any excess interest, it will be deemed a mistake. Bank will automatically reform the Loan Document or charge to conform to applicable law, and if excess interest has been received, Bank will either refund the excess to Borrower or credit the excess on any unpaid principal amount of the Note or any other Loan Document. All amounts constituting interest will be spread throughout the full term of the Loan Document or applicable Note in determining whether interest exceeds lawful amounts.

NO COURSE OF DEALING 7.9 NO COURSE OF DEALING BY BORROWER WITH BANK, NO COURSE OF PERFORMANCE AND NO TRADE PRACTICES OR OTHER EXTRINSIC EVIDENCE OF ANY NATURE MAY BE USED TO CONTRADICT, VARY, SUPPLEMENT OR MODIFY ANY TERM OF THIS AGREEMENT.

RIGHTS OF BORROWER AND BANK 7.10 Bank has not exercised any control, and Bank shall not exercise any control, over Borrower in the determination of which of Borrower's creditors Borrower will pay or which payments Borrower will make in the ordinary course of Borrower's business. Borrower, alone, shall exercise such judgment and determination. Nothing contained herein, however, shall, in any manner, affect, limit or impair the rights or remedies of Bank under this Agreement or any other Loan Documents as otherwise provided by applicable law, whether with regard to realization on the Collateral, rights of set off, compensation or otherwise.

SECURITY INTEREST IN ACCOUNTS OF FOREIGN SUBSIDIARIES. 7.11 The Bank does not have, nor does any other party have a Security Interest in accounts receivable invoiced by foreign Subsidiaries of the Borrower.

CONFIDENTIALITY. 7.12 Notwithstanding any provision in any Loan Document, the Borrower shall not be required to divulge or otherwise make available Borrower's trade secrets, processes, other know how and proprietary property or information. In addition, Borrower shall not be required to make any disclosure if the result thereof would be to jeopardize or destroy its ability to assert any applicable privilege for such information in connection with any court, investigatory, or administrative or similar proceeding. The Bank agrees that it will hold in confidence and not disclose Confidential information except; (a) to its directors, officers, trustees, employees and its agents and professional consultants, provided that such Persons are bound by an obligation of confidence, (b) to any governmental regulatory authority having jurisdiction over the Bank, (c) to any other Person to which such delivery or disclosure may be necessary or appropriate (i) to affect compliance with any law, rule, regulation or order applicable to the Bank, or (ii) in response to any subpoenas, informal investigative order or other legal process, or (iii) in connection with any litigation to which it is a party or (iv) in order to enforce or protect its rights under the Loan Documents. As used herein, "Confidential Information" means confidential or proprietary information delivered or made available by or on behalf of Borrower or any Subsidiary to the Bank (including, without limitation, any nonpublic information) and which is identified in writing by Borrower as "Confidential Information", but does not include information (x) which was publicly available or otherwise know to the Bank, at the time of disclosure (other than through disclosure by the Borrower or any Subsidiary on behalf of the Borrower or any Subsidiary), (y) which subsequently becomes publicly know through no act or omission by the Bank or (z) which otherwise becomes know to the Bank, other than through disclosure by the Borrower or any Subsidiary or on behalf of the Borrower or any Subsidiary or disclosure in violation of an obligation of confidence of which the Bank knows or should have known.

CHANGE IN CEO. 7.13. Permit any change in the Borrower's CEO unless: (a) the Borrower replaces the CEO with a qualified successor within a reasonable period of time after the removal, termination, resignation, failure to serve, etc. of the CEO and (b) the Bank has approved such successor CEO in writing within 30 days after the date of such replacement. If the CEO is not replaced within such reasonable time and/or the Bank does not approve such successor CEO in writing within 30 days after the date of such replacement, then all cash collected through the Collection Account shall be applied to the outstanding balance on the Note and the Bank's commitment to extend Loans to the Borrower shall terminate. Under no circumstance shall a change in the identity of Borrower's CEO be the basis for declaration of a default or Event of Default under any Loan Document.

8.  DEFINITIONS.
    -----------
Unless the context otherwise requires, capitalized terms used in Loan Documents and not defined elsewhere shall have the meanings provided by GAAP, except as follows:

Accounts means all accounts as such term is defined in the Texas Business and Commercial Code.

Account Debtor means any person indicated in Borrower's records as obligated on or in connection with any Account.

Affiliate means, as to any Person, any other Person (a) that directly or
---------
indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, such Person; (b) that directly or indirectly beneficially owns or holds twenty-five percent (25%) or more of any class of voting stock of such

Person; or (c) twenty-five percent (25%) or more of the voting stock of which is directly or indirectly beneficially owned or held by the Person in question. The term "control" means to possess, directly or indirectly, the power to direct the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise. Bank is not under any circumstances to be deemed an Affiliate of Borrower or any of its Subsidiaries.

Authority Documents means certificates of authority to transact business,
-------------------
certificates of good standing, borrowing resolutions (with secretary's certificate), secretary's certificates of incumbency, and other documents which empower and enable Borrower or its representatives to enter into agreements evidenced by Loan Documents or evidence such authority.

Business Day means a day when the main office of Bank is open for the conduct of
------------
commercial lending business.

Collateral means all Property, tangible or intangible, real, personal or mixed,
----------
now or hereafter subject to Security Documents.

Corporation means corporations, partnerships, limited liability companies, joint
-----------
ventures, joint stock associations, associations, banks, business trusts and other business entities.

Government Accounts means receivables owed by the U.S. government or by the
-------------------
government of any state, county, municipality, or other political subdivision as to which Bank's security interest or ability to obtain direct payment of the proceeds is governed by any federal or state statutory requirements other than those of the Uniform Commercial Code, including, without limitation, the Federal Assignment of Claims Act of 1940, as amended.

Governmental Authority means any foreign governmental authority, the United
----------------------
States of America, any state of the United States and any political subdivision of any of the foregoing, and any agency, department, commission, board, bureau, court or other tribunal having jurisdiction over Bank or any Obligor, or any Subsidiary of Borrower or their respective Property.

Highest Lawful Rate means the maximum nonusurious rate of interest permitted to
-------------------
be charged by applicable Federal or Texas law (whichever permits the higher lawful rate) from time to time in effect. If Chapter One of the Texas Credit Code establishes the Highest Lawful Rate, the Highest Lawful Rate is the "indicated rate ceiling" as defined in that Chapter.

Indebtedness means and includes (a) all items which in accordance with GAAP
------------
would be included on the liability side of a balance sheet on the date as of which Indebtedness is to be determined (excluding capital stock, surplus, surplus reserves and deferred credits); (b) all guaranties, endorsements and other contingent obligations in respect of, or any obligations to purchase or otherwise acquire, Indebtedness of others, and (c) all Indebtedness secured by any Lien existing on any interest of the Person with respect to which indebtedness is being determined, in Property owned subject to such Lien, whether or not the Indebtedness secured thereby has been assumed.

Legal Requirement means any law, ordinance, decree, requirement, order,
-----------------
judgment, rule, regulation (or interpretation of any of the foregoing) of, and the terms of any license or permit issued by, any Governmental Authority.

Lien shall mean any mortgage, pledge, charge, encumbrance, security interest,
----
collateral assignment or other lien of any kind, whether based on common law, constitutional provision, statute or contract.

Loan Documents means this Agreement, the agreements, documents, instruments and
--------------
other writings contemplated by this Agreement or listed on Annex I, all other assignments, deeds, guaranties, pledges, instruments, certificates and agreements now or hereafter executed or delivered to the Bank pursuant to any of the foregoing, and all amendments, modifications, renewals, extensions, increases and rearrangements of, and substitutions for, any of the foregoing.

Lockbox means the postal lockbox ( 1127   ) maintained by Bank into which
-------                           --------
Borrower directs Account Debtors to make payment and remittance in respect to Accounts.

Obligations means all principal, interest and other amounts which are or become
-----------
owing under this Agreement, the Note or any other Loan Document.

Obligor means each Borrower and any guarantor, surety, co-signer, general
-------
partner or other person who may now or hereafter be obligated to pay all or any part of the Obligations.

Organizational Documents means, with respect to a corporation, the certificate
------------------------
of incorporation, articles of incorporation and bylaws of such corporation; with respect to a limited liability company, the articles of organization, regulations and other documents establishing such entity, with respect to a partnership, joint venture, or trust, the agreement, certificate or instrument establishing such entity; in each case including all modifications and supplements thereof.

Parties means all Persons other than Bank executing any Loan Document.
-------

Person means any Corporation, trust, unincorporated organization, Governmental
------
Authority or any other form of entity.

Proper Form means in form and substance reasonably satisfactory to the Bank and
-----------
customary for the types of transactions in which they are being tendered or requested.

Property means any interest in any kind of property or asset, whether real,
--------
personal or mixed, tangible or intangible, including, but not limited to any and all intellectual property.

Security Documents means those Security Agreements listed on Annex I and all
------------------                                           -------
supplements, modifications, amendment, extensions thereof and all other agreements hereafter executed and delivered to Bank to secure the Loans.

Subordinated Debt means any Indebtedness subordinated to Indebtedness due Bank
-----------------
pursuant to a written subordination agreement in Proper Form by and among Bank, subordinated creditor and Borrower which at a minimum must prohibit: (a) any action by subordinated creditor which will result in an occurrence of an Event of Default or default under this Agreement, the subordination agreement or the subordinated Indebtedness; and (b) upon the happening of any Event of Default or default under any Loan Document, the subordination agreement, or any instrument evidencing the subordinated Indebtedness (i) any payment of principal and interest on the subordinated Indebtedness; (ii) any act to compel payment of principal or interest on subordinated Indebtedness; and (iii) any action to realize upon any Property securing the subordinated Indebtedness .

Subsidiary means, as to a particular parent Corporation, any Corporation of
----------
which 50% or more of the indicia of equity rights is at the time directly or indirectly owned by such parent Corporation or by one or more Persons controlled by, controlling or under common control with such parent Corporation.

THIS WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN BANK AND THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF BANK AND THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN BANK AND THE PARTIES.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date.

BORROWER:   DTM CORPORATION

By:
   -----------------------------------------------------------------------------
Name:
     ---------------------------------------------------------------------------
Title:
      --------------------------------------------------------------------------
Address:
        ------------------------------------------------------------------------


BANK:       TEXAS COMMERCE BANK NATIONAL ASSOCIATION

By:
   -----------------------------------------------------------------------------
Name:
     ---------------------------------------------------------------------------
Title:
      --------------------------------------------------------------------------
Address:
        ------------------------------------------------------------------------

EXHIBITS:                                       ANNEXES:
  A.1 Borrowing Base Report                     I  Loan Documents
  A.2 Borrowing Base Report                     II Subsidiaries
  B Request for Loan
  C Reporting Requirements, Financial Covenants,
      and Compliance Certificate
  D Lockbox Processing Agreement
  E Lockbox Processing Instructions

                                  EXHIBIT A.1
                             BORROWING BASE REPORT
                              ACCOUNTS RECEIVABLE
            (APPLICABLE AT ALL TIMES WHEN THE BORROWER'S QUARTERLY
                                     -----
       EBITDA BEFORE CAPITALIZED EXPENSES DOES NOT EXCEED $1,000,000.00)
                                          --------

BORROWING BASE REPORT FOR PERIOD BEGINNING: ____________________ AND ENDING ____________________ ("CURRENT PERIOD") REQUIRED BY THE CREDIT AGREEMENT DATED
                        --------------
THE EFFECTIVE DATE (AS AMENDED, RESTATED, AND SUPPLEMENTED FROM TIME TO TIME, THE "AGREEMENT") BY AND BETWEEN DTM CORPORATION AND TEXAS COMMERCE BANK NATIONAL
     ---------
ASSOCIATION

-------------------------------------------------------------------------------
THE BORROWING BASE REPORT MUST BE SUBMITTED TO BANK WITHIN: (A) WITHIN 15 DAYS OF EACH MONTH END IF: (X) THERE IS NO OUTSTANDING BALANCE UNDER THE NOTE OR (Y) WHEN THE BORROWER'S QUARTERLY EBITDA BEFORE CAPITALIZED EXPENSES AND SAR EXPENSES EXCEEDS $1,000,000.00 FOR THE IMMEDIATELY PRECEDING QUARTER; AND (B) ON MONDAY OF EACH WEEK IF: (X) THERE IS AN OUTSTANDING BALANCE UNDER THE NOTE; OR
(Y) WHEN THE BORROWER'S QUARTERLY EBITDA BEFORE CAPITALIZED EXPENSES AND SAR EXPENSES WAS EQUAL TO OR LESS THAN $1,000,000.00 FOR THE IMMEDIATELY PRECEDING QUARTER. BORROWER MUST PROVIDE THE FOLLOWING ALONG WITH THE BORROWING BASE
REPORT: ACCOUNTS RECEIVABLE AGINGS AND LISTING.
------------------------------------------------------------------------------

  SINCE PRIOR MONTH
  -----------------
Line 1.  Total Accounts (less discounts and payables at end of                $_______________
        prior month [Line 4 on immediately preceding
        Borrowing Base Report])

    2.  Changes during Current Period                                         $_______________
        (a) Add increases to Accounts             $_______________
        (b) Minus cash collections                $_______________
        (c) Minus credit memos                    $_______________
        (d) Minus other reductions
             to Accounts                          $_______________

    3.  Total changes - Add Lines 2(a) through (d)                            $_______________

    CURRENT PERIOD
    --------------

    4.  Total Accounts as of the end of the Current Period                    $_______________

        INELIGIBLE ACCOUNTS AS OF THE END OF THE CURRENT PERIOD:
    5.  That portion (e.g., invoice) of all of the Accounts
        of any Account Debtor where the Account
        is more than 90 days from invoice date                               $_______________

    6.  All of the Accounts, not already included in Line 5,
        of any Account Debtor if 20% of the dollar amount of
        all of the Accounts of such Account Debtor
        are more  than 90 days from invoice date                             $_______________


                           EXHIBIT A.1 - Page 1 of 3

    7.  That portion of all of the Accounts of any Account
        Debtor which exceeds 10% of the dollar amount of
        the total of all Accounts for all Account Debtors for
        the Current Period (Line 4) (except for the Accounts
                                     ------
        of Fortune 500 companies or other Accounts as may
        be approved by Bank in writing from time to time,
        the "excepted Accounts")                  $_______________

    8.  That portion of all of the Excepted Accounts of any
        Excepted Account  Debtor which exceeds 30% of the
        dollar amount of the total of all Accounts for all Account
        Debtors for the Current Period (Line 4)   $_______________

    9.  Intercompany and Affiliate Accounts       $_______________

    10. Government Accounts [GOVERNMENT ACCOUNTS MEANS
                             -------------------
        RECEIVABLES OWED BY THE U.S. GOVERNMENT OR BY THE
        GOVERNMENT OF ANY STATE, COUNTY, MUNICIPALITY, OR
        OTHER POLITICAL SUBDIVISION AS TO WHICH BANK'S
        SECURITY INTEREST OR ABILITY TO OBTAIN DIRECT PAYMENT
        OF THE PROCEEDS IS GOVERNED BY ANY FEDERAL OR STATE
        STATUTORY REQUIREMENTS OTHER THAN THOSE OF THE UNIFORM
        COMMERCIAL CODE, INCLUDING, WITHOUT LIMITATION,
        THE FEDERAL ASSIGNMENT OF CLAIMS ACT OF 1940,
        AS AMENDED.]                              $_______________

    11. Foreign Accounts (unless secured by a letter of credit issued
                          ------
        by a bank satisfactory to the Bank or insured by Eximbank
        or other private insurance acceptable to the Bank)
                                                  $_______________

    12. Accounts subject to any dispute or setoff or contra
        account                                   $_______________

    13. Accounts arising from the sale of Inventory which as been returned by the Account Debtor without being resold in the
        ordinary course of Borrower's business    $_______________

    14. Accounts arising from Inventory subject to any
        purchase money security interests         $_______________

    15. Total Ineligible Accounts for the Current Period                      $_______________
        (Add Lines 5 through 14)

    16. Total Eligible Accounts for the Current Period                        $_______________
        (Line 4 - Line 15)

    17. Multiplied by: Borrowing Base Factor                     70%
        -------------

    18. Equals: Eligible Accounts portion of the BORROWING BASE
        -------
        as of the end of the Current Period                                   $_______________

    19. Foreign Accounts covered by Eximbank insurance or
        private insurance acceptable to Bank                                  $_______________

    20. Multiplied by Insured Foreign Accounts Borrowing
        -------------
        Base Factor                                                           90%

                           EXHIBIT A.1 - Page 2 of 3

    21. Equals: Insured Foreign Accounts portion of BORROWING
        -------
        BASE as of the end of the Current Period                              $_______________

    22. Foreign Accounts secured by a letter of credit issued by a
        bank satisfactory to Bank                                             $_______________

    23. Multiplied by Secured Foreign Accounts Borrowing
        -------------
        Base Factor                                                           80%

    24. Equals: Secured Foreign Accounts portion of BORROWING
        -------
        BASE as of the end of the Current Period                              $_______________

   25. Total BORROWING BASE as of the end of the Current Period
       (Line 18 + Line 21 + Line 24)                                          $_______________

   26. Less: Aggregate principal amount outstanding under the Note as
       ----
       of the end of the Current Period:                                      $_______________

   27. Equals: amount available for borrowing subject to the terms of
       ------
       the Agreement, if positive; or amount due, if negative:                $_______________
                                   --

The term "Accounts" shall have the meaning as set forth in the Texas Business
          --------
and Commerce Code in effect as of the date of the Agreement. The Bank expressly reserves the right following any inspection of the Borrower's Property, files, books and records (as provided for in Section 4.5 of the Agreement) to reclassify any Account as ineligible for purposes of determining the Borrowing Base. All other terms not defined herein shall have the respective meanings as in the Agreement.

Borrower certifies that the above information and computations are true, correct, complete in all material respects and not materially misleading as of the date hereof.

Borrower:     DTM CORPORATION

By:
   -----------------------------------------------------------------------------
Name:
     ---------------------------------------------------------------------------
Title:
      --------------------------------------------------------------------------
Address:
        ------------------------------------------------------------------------
Date:
     ---------------------------------------------------------------------------



                           EXHIBIT A.1 - Page 3 of 3

                                  EXHIBIT A.2
                             BORROWING BASE REPORT
                              ACCOUNTS RECEIVABLE
            (APPLICABLE AT ALL TIMES WHEN THE BORROWER'S QUARTERLY
                                     ----
       EBITDA BEFORE CAPITALIZED EXPENSES DOES NOT EXCEED $1,000,000.00)
                                          --------

BORROWING BASE REPORT FOR PERIOD BEGINNING: ____________________ AND ENDING ____________________ ("CURRENT PERIOD") REQUIRED BY THE CREDIT AGREEMENT DATED
                        --------------
THE EFFECTIVE DATE (AS AMENDED, RESTATED, AND SUPPLEMENTED FROM TIME TO TIME, THE "AGREEMENT") BY AND BETWEEN DTM CORPORATION AND TEXAS COMMERCE BANK NATIONAL
     ---------
ASSOCIATION

-------------------------------------------------------------------------------
THE BORROWING BASE REPORT MUST BE SUBMITTED TO BANK WITHIN: (A) WITHIN 15 DAYS OF EACH MONTH END IF: (X) THERE IS NO OUTSTANDING BALANCE UNDER THE NOTE OR (Y) WHEN THE BORROWER'S QUARTERLY EBITDA BEFORE CAPITALIZED EXPENSES AND SAR EXPENSES EXCEEDS $1,000,000.00 FOR THE IMMEDIATELY PRECEDING QUARTER; AND (B) ON MONDAY OF EACH WEEK IF: (X) THERE IS AN OUTSTANDING BALANCE UNDER THE NOTE; OR
(Y) WHEN THE BORROWER'S QUARTERLY EBITDA BEFORE CAPITALIZED EXPENSES AND SAR EXPENSES WAS EQUAL TO OR LESS THAN $1,000,000.00 FOR THE IMMEDIATELY PRECEDING QUARTER. BORROWER MUST PROVIDE THE FOLLOWING ALONG WITH THE BORROWING BASE
REPORT: ACCOUNTS RECEIVABLE AGINGS AND LISTING.
------------------------------------------------------------------------------

  SINCE PRIOR MONTH
  -----------------
Line 1.  Total Accounts (less discounts and payables at end of                $_______________
        prior month [Line 4 on immediately preceding
        Borrowing Base Report])

    2.  Changes during Current Period                                         $_______________
        (a) Add increases to Accounts             $_______________
        (b) Minus cash collections                $_______________
        (c) Minus credit memos                    $_______________
        (d) Minus other reductions
             to Accounts                          $_______________

    3.  Total changes - Add Lines 2(a) through (d)                            $_______________

    CURRENT PERIOD
    --------------

    4.  Total Accounts as of the end of the Current Period                    $_______________

        INELIGIBLE ACCOUNTS AS OF THE END OF THE CURRENT PERIOD:
    5.  That portion (e.g., invoice) of all of the Accounts
        of any Account Debtor where the Account
        is more than 90 days from invoice date                               $_______________

    6.  All of the Accounts, not already included in Line 5,
        of any Account Debtor if 20% of the dollar amount of
        all of the Accounts of such Account Debtor
        are more  than 90 days from invoice date                             $_______________


                           EXHIBIT A.2 - Page 1 of 3

    7.  That portion of all of the Accounts of any Account
        Debtor which exceeds 10% of the dollar amount of
        the total of all Accounts for all Account Debtors for
        the Current Period (Line 4) (except for the Accounts
                                     ------
        of Fortune 500 companies or other Accounts as may
        be approved by Bank in writing from time to time,
        the "excepted Accounts")                                      $_______________

    8. That portion of all of the Excepted Accounts of any Excepted Account Debtor which exceeds 30% of the dollar amount of the total of all Accounts for all Account
        Debtors for the Current Period (Line 4)

    9.  Intercompany and Affiliate Accounts                           $_______________

    10. Government Accounts [GOVERNMENT ACCOUNTS MEANS
                             -------------------
        RECEIVABLES OWED BY THE U.S. GOVERNMENT OR BY THE
        GOVERNMENT OF ANY STATE, COUNTY, MUNICIPALITY, OR
        OTHER POLITICAL SUBDIVISION AS TO WHICH BANK'S
        SECURITY INTEREST OR ABILITY TO OBTAIN DIRECT PAYMENT
        OF THE PROCEEDS IS GOVERNED BY ANY FEDERAL OR STATE
        STATUTORY REQUIREMENTS OTHER THAN THOSE OF THE UNIFORM
        COMMERCIAL CODE, INCLUDING, WITHOUT LIMITATION,
        THE FEDERAL ASSIGNMENT OF CLAIMS ACT OF 1940,
        AS AMENDED.]                                                  $_______________

    11. Foreign Accounts (unless secured by a letter of credit issued
                          ------
        by a bank satisfactory to the Bank or insured by Eximbank
        or other private insurance acceptable to the Bank)
                                                                      $_______________

    12. Accounts subject to any dispute or setoff or contra
        account                                                       $_______________

    13. Accounts arising from the sale of Inventory which as been returned by the Account Debtor without being resold in the
        ordinary course of Borrower's business                        $_______________

    14. Accounts arising from Inventory subject to any
        purchase money security interests                             $_______________

    15. Total Ineligible Accounts for the Current Period                      $_______________
        (Add Lines 5 through 14)

    16. Total Eligible Accounts for the Current Period                        $_______________
        (Line 4 - Line 15)

    17. Multiplied by: Borrowing Base Factor                     80%
        -------------

    18. Equals: Eligible Accounts portion of the BORROWING BASE
        -------
        as of the end of the Current Period                                   $_______________

    19. Foreign Accounts covered by Eximbank insurance or
        private insurance acceptable to Bank                                  $_______________

    20. Multiplied by Insured Foreign Accounts Borrowing Base Factor                       90%
        -------------


                           EXHIBIT A.2 - Page 2 of 3

    21. Equals: Insured Foreign Accounts portion of BORROWING
        -------
        BASE as of the end of the Current Period                              $_______________

    22. Foreign Accounts secured by a letter of credit issued by a
        bank satisfactory to Bank                                             $_______________

    23. Multiplied by Secured Foreign Accounts Borrowing
        -------------
        Base Factor                                                           80%

    24. Equals: Secured Foreign Accounts portion of BORROWING
        -------
        BASE as of the end of the Current Period                              $_______________

   25. Total BORROWING BASE as of the end of the Current Period
       (Line 18 + Line 21 + Line 24)                                          $_______________

   26. Less: Aggregate principal amount outstanding under the Note as
       ----
       of the end of the Current Period:                                      $_______________

   27. Equals: amount available for borrowing subject to the terms of
       ------
       the Agreement, if positive; or amount due, if negative:                $_______________
                                   --

The term "Accounts" shall have the meaning as set forth in the Texas Business
          --------
and Commerce Code in effect as of the date of the Agreement. The Bank expressly reserves the right following any inspection of the Borrower's Property, files, books and records (as provided for in Section 4.5 of the Agreement) to reclassify any Account as ineligible for purposes of determining the Borrowing Base. All other terms not defined herein shall have the respective meanings as in the Agreement.

Borrower certifies that the above information and computations are true, correct, complete in all material respects and not materially misleading as of the date hereof.

Borrower:     DTM CORPORATION

By:
   -----------------------------------------------------------------------------
Name:
     ---------------------------------------------------------------------------
Title:
      --------------------------------------------------------------------------
Address:
        ------------------------------------------------------------------------
Date:
     ---------------------------------------------------------------------------



                           EXHIBIT A.2 - Page 3 of 3

                                   EXHIBIT B
                               REQUEST FOR LOAN
                            LETTERHEAD OF BORROWER



Texas Commerce Bank National Association
700 Lavaca
P.O. Box 550
Austin, TX 78789-0001


Re:    Request for Loan under Agreement


Attention:     Donna Tanner Day

     This letter confirms our oral or telephonic request of ____________, 19__, for a Loan in accordance with that certain Credit Agreement (as amended, restated and supplemented from time to time, the "Agreement") dated as of the Effective Date between you and us. Any term defined in the Agreement and used in this letter has the same meaning as in the Agreement.

     The proposed Loan is to be in the amount of $_______________ and is to be made on ____________________, 19_____, which is a Business Day at least _______
Business Days after the date of this letter. The proceeds of the proposed Loan should be (check one:) [ ] deposited into account number __________ with the Bank [ ] ____________________________________________________________________
________________________________________________________________.

     The undersigned hereby certifies that:

     (1) The representations and warranties made by the Borrower or by any other Person in the Agreement and the other Loan Documents are true and correct in all material respects on and as of this date as though made on this date.

     (2) The proposed Loan complies with all applicable provisions of the Agreement.

     (3)  No Event of Default has occurred and is continuing.

                                         Sincerely,

                                         DTM CORPORATION

                                         By:
                                            ----------------------------
                                         Name:
                                              --------------------------
                                         Title:
                                               -------------------------


                            EXHIBIT B - Page 1 of 1

                                    ANNEX I
                                LOAN DOCUMENTS

"Loan Documents" includes, but is not limited to, the following:

1.   Agreement
2.   Note
3.   [ ] Assignment covering:
       [ ] Life insurance
       [ ] Deposit account
       [ ] Other (specify)
4.   Borrowing Base Report
5.   Compliance Certificate
6.   [X] Security Agreements, in Proper Form, covering:
       [X] Accounts and general intangibles
       [X] Equipment
       [ ] Inventory
       [ ] Securities
       [ ] Secured note
       [ ] Certificate of deposit or deposit account
       [ ] Partnership interest
       [ ] Rights under contract
       [ ] Other (specify)
7.   [ ] Deed of Trust
8.   [ ] Title Insurance Policy
9.   [X] Financing Statements
10.  [ ] Guaranty by:
11.  [X] Other (specify):  Certificate of Account Status
12.  [ ] Opinion of Borrower' Counsel
13.  [X] Certified Copies of Organizational and Authority Documents
14.  [X] Insurance policies and certificates
15.  [X] Subordination Agreement covering:             [ ] debt to:
                                                       [X]  lien of: landlord(s)
16.  [X] Financial Statements of:  Borrower
17.  [X] UCC search
18.  [ ] Regulation U Purpose Statement (U-1)
19.  [X] Lockbox Processing Agreement



                             ANNEX I - Page 1 of 1

                                   ANNEX II

                                 SUBSIDIARIES



Subsidiary Name                          Where
  and Address                            Incorporated                 % Owned
---------------                          ------------                 -------

DTM CORPORATION GMbH                     German corporation             100%
Otto-Hahn-Strasse 6
D-40721
Hilden, Germany













                            ANNEX II - Page 1 of 1

                        EXHIBIT C to Agreement between
                       DTM CORPORATION ("Borrower") and
                                         --------
               Texas Commerce Bank National Association ("Bank")
                                                          ----
               dated the Effective Date as same may be amended,
                     restated and supplemented in writing.

                REPORTING REQUIREMENTS, FINANCIAL COVENANTS AND
                 COMPLIANCE CERTIFICATE FOR CURRENT REPORTING
                     PERIOD ENDING ________________, 199__

                                 ("END DATE")
                                   --------

===================================================================================================================================

A. Financial Reporting.  Borrower will provide the following financial information within the times indicated      Compliance
 (see ( 4.3):                                                                                                     Certificate
----------------------------------------------------------------------------------------------------------------
            WHO                          WHEN DUE                                     WHAT                          (Circle)
----------------------------------------------------------------------------------------------------------------------------------


     BORROWER                (i)  Within 90 days of fiscal      Annual financial statements (balance sheet,        Yes     No
                             year end                           income statement, cash flow statement) Audited
                              (Borrower's fiscal year ends on   (with unqualified opinion) by independent
                                   ____________, 199__.)        certified public accountants of international
                                                                repute, accompanied by this Compliance
                                                                Certificate
                             -----------------------------------------------------------------------------------------------------
                             (ii) Within 35 days of each        Unaudited interim financial statements             Yes     No
                             quarter end in which there is no   accompanied by this Compliance Certificate
                             outstanding balance on the Note
                             -----------------------------------------------------------------------------------------------------
                             (iii) Within 35 days of each       Unaudited interim financial statements             Yes     No
                             month end in which there is an     accompanied by this Compliance Certificate
                             outstanding balance on the Note
                             -----------------------------------------------------------------------------------------------------
                             (iv) (a) Within 15 days of each    Borrowing Base Report (Exhibit A.1 or Exhibit      Yes     No
                             month end if: (x) there is no      A.2, as applicable), along with accounts
                             outstanding balance under the      receivable aging and listing
                             Note or (y) when the Borrower's
                             quarterly EBITDA before
                             Capitalized Expenses and SAR
                             Expenses exceeds $1,000,000.00
                             for the immediately preceding
                             quarter; or (b) on Monday of
                             each week if: (x) there is an
                             outstanding balance under the
                             Note; or (y) when the Borrower's
                             quarterly EBITDA before
                             Capitalized Expenses and SAR
                             Expenses was equal to or less
                             than $1,000,000.00 for the
                             immediately preceding quarter
                             -----------------------------------------------------------------------------------------------------
                             (v) Within 15 days of each month   Accounts payable aging                             Yes    No
                             end
==================================================================================================================================

                           EXHIBIT C - Page 1 of 3

==================================================================================================================================

B. FINANCIAL COVENANTS.  Borrower will comply with the                       COMPLIANCE CERTIFICATE
   -------------------                                                       ----------------------
 following financial covenants, defined in accordance with
 GAAP  and the definitions in Section 8, and incorporating
 the calculation adjustments indicated on the Compliance
 Certificate (see (S) 5.3):
----------------------------------------------------------------------------------------------------------------------------------
                  REQUIRED                                                     ACTUAL REPORTED                      Compliance
                  -------                                                      ---------------                       (Circle)
Except as specified otherwise, each covenant will be            For Current Reporting Period/as of the End Date    Yes          No
 maintained at all times and reported for each Reporting
 Period or as of each Reporting Period End Date, as
 appropriate:
----------------------------------------------------------------------------------------------------------------------------------
1. Maintain a Tangible Net Worth as adjusted at all times of    Stockholders' Equity                $________      Yes        No
 at least the greater of: (i) $8,500,000.00 through 12/31/97    Minus:  Goodwill                    $________
 and $8,000,000.00 at all times thereafter.                     Other Intangible Assets             $________
                                                                Loans/Advances to
                                                                 Equity holders                     $________
                                                                Loans to Affiliates                 $________
                                                                Plus:  Subordinated Debt            $________
                                                                =  Tangible Net Worth as adjusted   $________
----------------------------------------------------------------------------------------------------------------------------------
2. Maintain a Quick Ratio of at least 0.90 : 1.0 through        $________________/ $____________ = $_________      Yes         No
 12/31/97 and increasing to 1.0 : 1.0 at all times thereafter.
                                                                (Total Current     (Current          Quick
                                                                Assets minus       Liabilities       Ratio
                                                                Inventory)         including any
                                                                                   amounts
                                                                                   outstanding
                                                                                   under the Note)
----------------------------------------------------------------------------------------------------------------------------------

 3. Have EBITDA (Cash Flow before interest and income tax        Cash Flow                          $________       Yes         No
  expense and amortization) before Capitalized Expenses and      Plus:  Tax Expense                 $________
  before SAR Expenses for the quarter ending 3/31/97 of          Interest Expense                   $________
  $(100,000.00), for the quarter ending 9/30/97,                 Amortization                       $________
  $500,000,000.00 for the quarter ending 12/31/97 and            Equals: EBITDA                     $________
  $(200,000.00) for the quarter ending 3/31/98.
----------------------------------------------------------------------------------------------------------------------------------

==================================================================================================================================
C.  Other Required Covenants to be maintained and to be certified.  COMPLIANCE   CERTIFICATE
==================================================================================================================================
         REQUIRED                                        ACTUAL REPORTED                                             COMPLIANCE
         --------                                        ---------------                                              (CIRCLE)
----------------------------------------------------------------------------------------------------------------------------------
(i)   No additional liens and encumbrances on Borrower's                                                           Yes         No
       Property (see (S) 5.2).
----------------------------------------------------------------------------------------------------------------------------------
(ii)  No additional debt (see (S) 5.1).                                                                            Yes         No
----------------------------------------------------------------------------------------------------------------------------------
(iii) No dividends or advances (see (S) 5.5).                                                                      Yes         No
----------------------------------------------------------------------------------------------------------------------------------

                            EXHIBIT C - Page 2 of 3

----------------------------------------------------------------------------------------------------------------------------------

(iv)  No change in the CEO of Borrower                                                                             Yes         No
       (see (S) 7.13)
----------------------------------------------------------------------------------------------------------------------------------
(v)  The Borrower shall not have more than $2,000,000 in                                                           Yes         No
      unencumbered foreign accounts receivable at any time without written consent from the Bank (see (S) 4.8).
----------------------------------------------------------------------------------------------------------------------------------
(vi) No merger or acquisition  (see (S) 5.4)                                                                       Yes         No
==================================================================================================================================

THE ABOVE SUMMARY REPRESENTS SOME OF THE COVENANTS AND AGREEMENTS CONTAINED IN THE AGREEMENT AND DOES NOT IN ANY WAY RESTRICT OR MODIFY THE TERMS AND CONDITIONS OF THE AGREEMENT. IN CASE OF CONFLICT BETWEEN THIS EXHIBIT C AND THE AGREEMENT, THE AGREEMENT SHALL CONTROL.

The undersigned hereby certifies to the best of his or her knowledge that the above information and computations are true and correct in all material respects as of the date hereof, and that since the date of the Borrower's most recent Compliance Certificate (if any):

     [ ] No default or Event of Default has occurred under the Agreement during the current Reporting Period, or been discovered from a prior period, and not reported.

     [ ] A default or Event of Default (as described below) has occurred during the current Reporting Period or has been discovered from a prior period and is being reported for the first time and:

             [ ] was cured on ___________________________________.

             [ ] was waived by Bank in writing on __________________________.

             [ ] is continuing.

    Description of Event of Default: ___________________________________________

    ____________________________________________________________________________

    ____________________________________________________________________________


Executed this , 19________________.


BORROWER:  DTM CORPORATION


SIGNATURE:
          ---------------------------------------------------------------------
NAME:
     --------------------------------------------------------------------------
TITLE:       (Chief Financial Officer or President)
      -------------------------------------------------------------------------
ADDRESS:
        -----------------------------------------------------------------------



                            EXHIBIT C - Page 3 of 3

                  SECURITY AGREEMENT -- ACCOUNTS AND INVENTORY
                               (this "Agreement")


DTM CORPORATION
1611 Headway Circle Building 2
Austin, Travis County, TX  78754
("Debtor"), and


TEXAS COMMERCE BANK NATIONAL ASSOCIATION
712 Main Street, P.O. Box 2558
Houston, Harris County, Texas 77252-2558,
("Secured Party"), agree as follows:



1. DEFINITIONS. (a) "Collateral" means all Accounts, all Inventory and all Proceeds, together with true, correct and complete copies of true and correct copies of all books and records of Debtor, whether in paper or electronic form, relating to the Collateral. "Accounts" means all of Debtor's accounts as well as all instruments, negotiable documents, chattel paper and deposit accounts that evidence or reflect the accounts. "Inventory" means all inventory of Debtor, including without limitation materials (which reflect payment on any Account or evidence any obligation on any Account), supplies, returned or repossessed goods, goods in transit and goods held by others under lease, consignment or other arrangements, and all documents or certificates of title relating to the foregoing. (b) "Obligations" means all debts, obligations and liabilities of every kind and character, whether joint or several, contingent or otherwise, of Debtor now or hereafter existing in favor of Secured Party, and arising under or from any Loan Document (as defined in the Credit Agreement). Debtor and Secured Party specifically contemplate that Debtor may hereafter become further indebted to Secured Party. (c) "Past Due Rate" means the highest nonusurious rate of interest that Secured Party may contract for, charge or receive under applicable law, or 18% if applicable law does not specify such a rate. (d) "Proceeds" means the rights and interests of Debtor in goods, the sale and delivery of which give rise to any Account, including all returned or repossessed goods, and all products and proceeds, in cash or otherwise, of all Collateral. (e) "Security Interest" means the security interests created by this Agreement. (f) "Credit Agreement" means that certain Credit Agreement (Borrowing Base) dated August 6, 1997 entered into by and between Debtor as Borrower and Secured Party as Bank (as may be amended from time to time). (g) "UCC" means the Texas Uniform Commercial Code, as amended from time to time. All terms defined in the UCC are used in this Agreement as defined in the UCC unless otherwise defined in this Agreement.

2. CREATION OF SECURITY INTEREST. To secure the payment and performance of the Obligations, Debtor grants to Secured Party a security interest in and assigns to Secured Party all Collateral which Debtor owns or later acquires.

3. DEBTOR'S REPRESENTATIONS AND WARRANTIES. (a) Debtor is the sole lawful owner of the Collateral, free and clear of all material encumbrances, and has the right and power to transfer the Collateral to Secured Party. No financing statement covering the Collateral, other than in favor of Secured Party, is on file in any public office. (b) This Agreement constitutes the legal, valid and binding obligation of Debtor, enforceable in accordance with its terms. (c)
The Collateral and the Debtor's production, sale and use thereof comply with all applicable laws, rules and regulations (including without limitation the Fair Labor Standards Act), and Debtor has obtained any consents necessary to execute, deliver and perform its obligations under this Agreement. (d) The address set forth above is Debtor's place of business, if Debtor has only one place of business, Debtor's chief executive office, if Debtor has more than one place of business, or Debtor's residence, if Debtor has no place of business.

4. DEBTOR'S AGREEMENTS. (a) Debtor will warrant and defend its title to and Secured Party's interest in the Collateral against any adverse claimant. Debtor will promptly take all reasonable and appropriate steps to collect the Collateral. Debtor will not agree to a material modification of the terms of any Account except for those modifications which may reasonably occur from time to time in the ordinary cause of Debtor's business, without the written consent of Secured Party. (b) Notwithstanding the security interest in Proceeds granted herein, Debtor will not sell, transfer, assign or otherwise dispose of any interest in the Collateral, except as authorized in this Agreement, the Credit Agreement or in writing by Secured Party, and Debtor will keep the Collateral (including Proceeds) free from unpaid charges, including taxes and assessments, and from all encumbrances other than those in favor of Secured Party or except as authorized in the Credit Agreement. Debtor may sell or lease Inventory in the ordinary course of business. Sale in the ordinary course of business does not include a transfer in total or partial satisfaction of a debt. (c) Secured Party may require that Debtor (i) deposit all payments on the Accounts in a special bank account over which Secured Party alone has power of withdrawal, and (ii) direct each account debtor to send remittances to an address designated by Secured Party. Secured Party may hold the funds in the account as security, or apply the funds to pay the Obligations. (d) Debtor will furnish Secured Party all information Secured Party may reasonably request with respect to the Collateral and which information is within the control of Debtor. Debtor will notify Secured Party promptly of any event that could have a material adverse effect on the aggregate value of the Collateral or on the Security Interest, or any change in Debtor's location, name, identity or organizational structure. (e) Debtor will keep accurate books and records regarding the Collateral and so long as any debt is outstanding, will allow Secured Party to inspect the Collateral and to inspect and make copies (including electronic copies) of its books and records during regular business hours. Secured Party may make test verifications of the Collateral.

5. FURTHER ASSURANCES. Secured Party may file this Agreement or any financing statements wherever Secured Party believes necessary to perfect the Security Interest. A photographic or other reproduction of this Agreement or any financing statement relating to this Agreement will be sufficient as a financing statement. Debtor authorizes Secured Party and irrevocably appoints Secured Party as Debtor's attorney-in-fact to file any financing statement (including any amendments) relating to this Agreement electronically, and Secured Party's transmission of Debtor's name as part of any filing relating to this Agreement will constitute Debtor's signature on the financing statement. Debtor will take such action as Secured Party may at any time require to protect, assure or enforce the Security Interest. If any Collateral is located on or in leased property, Debtor will furnish Secured Party an executed landlord's waiver satisfactory to Secured Party. Debtor will promptly deliver to Secured Party any part of the Collateral that constitutes instruments, and will make a designation on all of its chattel paper, instruments and negotiable documents comprising the Collateral to reflect the Security Interest.

6. DEBTOR'S USE OF COLLATERAL; INSURANCE. (a) Debtor will keep the Inventory at 1611 Headway Circle, Building 2, Austin, Travis County, Texas 78754 and/or 9701 Dessau Road, Suites 903 and 904, Austin, Travis County, Texas 78754. (b) Debtor will properly maintain the Inventory in all material respects and will comply in all material respects with all applicable laws, rules and regulations in the use, sale and production of the Inventory (including without limitation the Fair Labor Standards Act). (c) DEBTOR WILL MAINTAIN INSURANCE ON THE COLLATERAL against all customary risks for goods of the same type and use, including without limitation fire and theft, and any other risks designated by Secured Party. DEBTOR MAY FURNISH INSURANCE THROUGH EXISTING POLICIES DEBTOR OWNS OR CONTROLS OR THROUGH NEW POLICIES ISSUED BY ANY COMPANY AUTHORIZED TO TRANSACT BUSINESS IN TEXAS. Secured Party will be named on a customary loss payee endorsement to all such insurance, providing for payment to Secured Party and Debtor (and no other person) as their interests appear, and providing for at least 30 days written notice to Secured Party before cancellation. (d) Secured Party is irrevocably appointed attorney in fact for Debtor to obtain, adjust, settle and cancel such insurance. Secured Party agrees that it shall not act under such power of attorney unless the Debtor shall fail to obtain, adjust, settle and cancel its insurance in accordance with this Agreement and/or the Credit Agreement. Secured Party may apply all proceeds of insurance to repayment of the Obligations, whether Debtor is in default or not.

7. COSTS AND EXPENSES. Debtor will pay, or reimburse Secured Party for, all reasonable costs and expenses of every character incurred from time to time in connection with this Agreement (including all modifications and renewals) and the Obligations, including costs and expenses incurred (a) for mortgage or recording taxes, (b) to satisfy any obligation of Debtor under this Agreement or to protect the Collateral, (c) in connection with the evaluation, monitoring or administration of the Obligations or the Collateral (whether or not an Event of Default has occurred), and (d) in connection with the exercise of Secured Party's rights and remedies. Costs and expenses include reasonable fees and expenses of outside counsel and other outside professionals and charges imposed for the services of attorneys and other professionals employed by Secured Party or its affiliates. Any amount owing under this Section will be due and payable within five days of demand and will bear interest from the date of expenditure by Secured Party until paid at the Past Due Rate. If any part of the Obligations is governed by Chapter 3, 4, 5 or 15 of the Texas Credit Code, this
Section is limited to the extent required by those chapters.

8. SECURED PARTY'S RIGHTS AND REMEDIES. After an Event of Default (as defined in the Credit Agreement) occurs, Secured Party will have all rights and remedies of a secured party after default under the UCC and other applicable law.
Secured Party may, without waiving any default, do anything Debtor is required to do by this Agreement but fails to do. Secured Party may require Debtor to assemble the Collateral and make it available at a reasonably convenient place Secured Party designates. Except for the safe custody of any Collateral in its possession and accounting for moneys actually received by it, Secured Party will have no duty as to any Collateral, including any duty to preserve rights against prior parties. Debtor irrevocably appoints Secured Party Debtor's attorney-in-fact to endorse any checks or other instruments included in the Collateral, or to take any other action to enforce, collect or compromise the Collateral. Secured Party is not required to take possession of any Collateral prior to any sale, nor to have any Collateral present at any sale. Secured Party may sell part of the Collateral without waiving its right to proceed against the remaining Collateral. If any sale is not completed or is defective in the opinion of Secured Party, Secured Party may make a subsequent sale of the same Collateral. Any bill of sale or other instrument evidencing any foreclosure sale will be prima facie evidence of factual matters stated or recited therein. If a sale of Collateral is conducted in conformity with customary practices of banks disposing of similar property, the sale will be deemed commercially reasonable, but Secured Party will have no obligation to advertise or to sell Collateral on credit. Written notice to Debtor mailed 10 days prior to public or private sale is reasonable notice. By exercising its rights, Secured Party will not become liable for, and Debtor will not be released from, any of Debtor's duties or obligations under the contracts and agreements included in the Collateral. Secured Party may purchase Collateral at any public sale, and may credit the purchase price against the Obligations. All remedies in this Agreement are cumulative of any and all other legal, equitable or contractual remedies available to Secured Party. Debtor WAIVES any rights to a marshalling of assets or sale in inverse order of alienation, and any rights to notice except as provided in the UCC.

9. ADDITIONAL AGREEMENTS. (a) This Agreement will remain in effect until the payment in full of all Obligations. (b) No modification or waiver of the terms of this Agreement will be effective unless in writing and signed by Secured Party. Secured Party may waive any default without waiving any other prior or subsequent default. Secured Party's failure to exercise or delay in exercising any right under this Agreement will not operate as a waiver of such right. No single or partial exercise of any right under this Agreement will preclude any other or further exercise of that right or any other right. (c) Any notice required or permitted under this Agreement shall be in writing and be deemed to have been properly given and shall be effective (i) when delivered, if delivered in person, (ii) four Business Days after being deposited in the United States mail, provided it is sent certified or registered, return receipt requested, postage prepaid, or (iii) upon actual receipt if delivered by hand delivery or by air express courier, addressed as set forth below:

IF TO THE SECURED PARTY:                    IF TO THE DEBTOR:
TEXAS COMMERCE BANK NATIONAL ASSOCIATION    ATTN:  PRESIDENT, CEO OR CFO
700 LAVACA                                  DTM CORPORATION
AUSTIN, TEXAS  78789                        1611 HEADWAY CIRCLE
ATTN:  DONNA TANNER DAY                     BUILDING 2
                                            AUSTIN, TEXAS  78754

EITHER PARTY MAY CHANGE ITS ADDRESS FOR NOTICES BY NOTICE IN THE MANNER SET FORTH ABOVE.
(d) If any provision of this Agreement is unenforceable or invalid, that provision will not affect the enforceability or validity of any other provision. If the application of any provision of this Agreement to any person or circumstance is illegal or unenforceable, that application will not affect the legality or enforceability of the provision as to any other person or circumstance. (e) If more than one person executes this Agreement as Debtor, their obligations under this Agreement are joint and several, and the term Collateral includes any property described in Section 1 that is owned by any Debtor individually or jointly with any other Debtor and the term "Obligations" includes both several and joint obligations of each Debtor. (f) The section headings in this Agreement are for convenience only and shall not be considered in construing this Agreement. (g) This Agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which will constitute one and the same agreement. (h) This Agreement benefits the Secured Party and its successors and assigns and is binding on Debtor and its heirs, legal representatives, successors and assigns. (i) If any of the Obligations are subject to Chapter 3, 4, 5 or 15 of the Texas Credit Code or Regulation AA of the Board of Governors of the Federal Reserve System (collectively, the "Consumer Restrictions"), (1) nothing in this Agreement waives any rights which cannot be legally waived under the Consumer Restrictions, and (2) the Collateral does not include any assignment of wages or any non-possessory, non-purchase money security interest in household goods. (j) THIS AGREEMENT IS GOVERNED BY THE LAWS OF THE STATE OF TEXAS. (k) Secured Party is executing this Agreement for the purpose of acknowledging the following notice, and Secured Party's failure to execute this Agreement will not invalidate this Agreement.


THIS WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

DEBTOR: DTM CORPORATION

By:
   ----------------------------------------------------------------------------
Name:
     --------------------------------------------------------------------------
Title:
      -------------------------------------------------------------------------
Date:
     --------------------------------------------------------------------------


SECURED PARTY:  TEXAS COMMERCE BANK NATIONAL ASSOCIATION

By:
   ----------------------------------------------------------------------------
Name:
     --------------------------------------------------------------------------
Title:
      -------------------------------------------------------------------------
Date:
     --------------------------------------------------------------------------